Exhibit 99.2

Leader in AI-Driven Storage Solutions December 2020

This presentation was prepared exclusively by Goldman Sachs & Co. LLC (“GS”) and Credit Suisse Securities (USA) LLC (“Credit Suisse” and, together with GS, “we” or “us”) on a confidential basis and is being delivered to a limited number of accredited investors who have agreed to hold it in confidence. This presentation may not be copied or reproduced, or shown to or reviewed with any person other than the intended recipient and its authorized representatives. Although the information contained herein is believed to be accurate, GS, Credit Suisse and each of the other parties mentioned herein, including for the avoidance of doubt, Star Peak Energy Transition Corp. (“Star Peak”) and Stem, Inc. (“Stem”) (as well as each of their respective directors, officers, shareholders, members, partners and representatives), expressly disclaims liability for, and makes no expressed or implied representation or warranty with respect to, any information contained in or omitted from this presentation, or any other information or communication (whether written or oral) transmitted to any prospective investor. Only those representations and warranties made in a definitive agreement with any person shall have any legal effect. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. The recipient of this presentation acknowledges that it is (a) aware that United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing and selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities and (b) that the recipient will neither use, nor cause any third party to use this investor presentation or any information contained herein in violation of the Securities Exchange Act of 1934, as amended, including, without limitation, Rule 10b-5 thereunder. Use of Projections and Financial Information This presentation contains financial forecasts relating to the anticipated future financial performance of Stem, the proposed acquiror and the combined company. For example, projections of future Operating Free Cash Flow, EBIT, EBITDA, Adjusted EBITDA and EBITDA Margin and other metrics are forward-looking statements. Such financial forecasts constitute forward-looking information, are for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Actual results may differ materially from the results contemplated by the financial forecasts contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Financial Information This presentation also includes references to financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Any non-GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non-GAAP financial measures should not be considered in isolation and are subject to significant inherent limitations. The non-GAAP measures presented herein not be comparable to similar non-GAAP measures presented by other companies. Stem believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Stem’s financial condition and results of operations. Stem believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Stem’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The financial information and data contained in this Presentation is either audited in accordance with private company auditing standards or is unaudited and, in each case, does not conform to Regulation S-X or Public Company Accounting Oversight Board ("PCAOB") standards. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement/prospectus to be filed with the SEC. Other Disclaimers Neither GS nor Credit Suisse has assumed any responsibility for independent verification of any of the information contained herein and GS and Credit Suisse have relied on such information being complete and accurate in all material respects. Accordingly, no representation or warranty, express or implied, can be made or is made by GS or Credit Suisse as to the accuracy or completeness of any such information. Except where otherwise indicated, this presentation speaks as of the date hereof and is necessarily based upon the information available to GS and Credit Suisse and financial, stock market and other conditions and circumstances existing and disclosed to GS and Credit Suisse as of the date hereof, all of which are subject to change. Neither GS nor Credit Suisse has any obligation to update, bring-down, review or reaffirm this presentation. Under no circumstances should the delivery of this presentation imply that any information or analyses included in this presentation would be the same if made as of any other date. Nothing contained in this presentation is, or shall be relied upon as, a promise or representation as to the past, present or future.

This presentation provides summary information only and is being delivered solely for informational purposes. The recipient of this presentation acknowledges that: GS, Credit Suisse, Star Peak and Stem do not provide legal, tax or accounting advice of any kind. It is not relying on GS, Credit Suisse, Star Peak or Stem for legal, tax or accounting advice, and that the recipient should receive separate and qualified legal, tax and accounting advice in connection with any transaction or course of conduct. Nothing contained herein shall be deemed to be a recommendation from GS, Credit Suisse, Star Peak or Stem to any party to enter into any transaction or to take any course of action. This presentation is not intended to provide a basis for evaluating any transaction or other matter. This presentation is confidential and may not be copied by, or disclosed or made available to, any person without the prior written consent of GS and Credit Suisse. None of GS, Credit Suisse, Star Peak or Stem shall have any liability, whether direct or indirect, in contract or tort or otherwise, to any person in connection with this presentation. In connection with the proposed business combination between Star Peak and Stem (the “Business Combination”), Star Peak intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of Star Peak, and after the registration statement is declared effective, Star Peak will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its stockholders. This presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Star Peak’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Star Peak, Stem and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of Star Peak as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Star Peak Energy Transition Corp., 1603 Orrington Avenue, 13th Floor, Evanston, IL 60201. Star Peak and its directors and executive officers may be deemed participants in the solicitation of proxies from Star Peak’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Star Peak is contained in Star Peak’s final prospectus related to its initial public offering dated August 17, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov or by directing a request to: Star Peak Energy Transition Corp., 1603 Orrington Avenue, 13th Floor, Evanston, IL 60201. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. Stem and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Star Peak in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination when available. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY REGULATORY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF ANY SECURITIES. STAR PEAK WILL MAKE ANY OFFER TO SELL SECURITIES ONLY PURSUANT TO A DEFINITIVE SUBSCRIPTION AGREEMENT, AND STAR PEAK RESERVES THE RIGHT TO WITHDRAW OR AMEND FOR ANY REASON ANY OFFERING AND TO REJECT ANY SUBSCRIPTION AGREEMENT IN WHOLE OR IN PART FOR ANY REASON.

stem Transaction Summary Confidential 4

Star Peak has identified Stem as a market leader in the clean energy ecosystem

Leader in AI-Driven Storage Solutions

The Business
- Founded in 2009, Stem is an industry leading AI-driven storage solutions business

Offering Size
- Star Peak Energy Transition Corp. (NYSE: STPK) is a special purpose acquisition company with over $383MM of cash in trust
- PIPE size of $225MM

Valuation
- Pro forma equity value of $1.4B
- Attractively valued entry multiple

Capital Structure
- Stem shareholders rolling 100% of their equity
- ~$525MM net cash (assuming no redemptions) retained to fully finance all forecasted growth

Stem's Investors

ANGELENO GROUP
Activate capital
MITSUI&CO.
IBERDROLA
MITHRIL
Constellation.
RWE
TEMASEK
TOTAL
ONTARIO TEACHERS' PENSION PLAN
COPEC

Leadership

stem



John Carrington
CEO & Director



Larsh Johnson
CTO



Bill Bush
CFO

STAR PEAK



Eric Scheyer
CEO



Mike C. Morgan
Chairman



Adam Daley
Director

stem Star Peak Mission & Summary Confidential 5

Star Peak overview

Magnetar Capital and Triangle Peak Partners
Experienced Sponsor with Proven Track Record

Mike C. Morgan Chairman

- Co-founding partner, Chairman, and CEO of Triangle Peak Partners, LP
- Founding team member at Kinder Morgan, Inc. (NYSE: KMI), former President, current Lead Director of KMI
- Former Lead Director, current Director of Sunnova Energy International (NYSE: NOVA)
- Co-Chair, Stanford Precourt Institute Energy Advisory Council

Eric Scheyer CEO

- Head of Magnetar Energy & Infrastructure Group since its inception in 2005
- Member of Magnetar Investment Committee & Management Committee
- Former Director, Arc Logistics (NYSE: ARCX)

Successful investment track record (1)

›12yrs PARTNERSHIP HISTORY

›$6B EQUITY CAPITAL COMMITTED

64 PRIVATE INVESTMENTS

48 VENTURE CAPITAL DEALS

(1) Star Peak Energy Transition Corp. as of 9/30/2020.

Star Peak's Climate Focused Mission Backed by Compelling Economics

- Provide growth capital to a market-leading business focused on climate change initiatives, emissions reductions, and energy efficiency
- Capitalize on scarcity of high quality, public companies with attractive ESG characteristics


RENEWABLES


ENERGY STORAGE


TECHNOLOGY


SUPPLY CHAIN & LOGISTICS


EV INFRASTRUCTURE


ELECTRIC VEHICLES


TRANSPORTATION TECHNOLOGY


FOOD TECHNOLOGY

stem Our Vision: Smart Storage is Key to Global Decarbonization Confidential 6

Climate Change is the problem



27%
Electricity production is the #2 polluter responsible for 27% of greenhouse gas emissions[1]

60%
Fossil fuels still accounted for 60% of global electricity generation in 2019[4]

3x
Natural catastrophe-related loss events since 1980[2]

72%
Companies actively publicize their sourcing of renewable energy[5]

Risk
Investors recognize climate change is one of the biggest risks impacting businesses[3]

$200bn
Over $200bn cumulative inflows into ESG funds since the beginning of 2019 versus ~$600bn cumulative outflows from non-ESG funds[6]

(1) EPA: Sources of Greenhouse Gas Emissions report, Sep-2020. (2) Wall Street Research. (3) World Economic Forum. (4) British Petroleum. (5) Deloitte Insights, "Deloitte Resources 2019 Study." (6) EPFR Global.

A revolutionized grid, with Stem, is the solution Grid Storage STEM Since 2019, 90% of new interconnection requests were renewables and/or storage, but renewable generation suffers from intermittency(1) Distributed, renewable generation is supplementing and replacing traditional generation Battery production is becoming cheaper and more commercialized Energy storage is key to the build out of renewable generation, and represents a $1.2 trillion revenue opportunity through 2050(2) Battery optimization is difficult. Energy intelligence amplifies performance by anticipating demand cycle, energy prices, generation profile and other factors in real time (1) Wood Mackenzie Energy Storage Service. (2) Bloomberg New Energy Finance.

stem Investment Highlights Confidential 8

Stem is the first pure play smart energy storage company to go public in the US

Large Addressable Market + Strong Macro Tailwinds

- ~$1.2 trillion in new revenue opportunities for integrated storage expected to be deployed by 2050[(1)]
- Battery storage capacity expected to increase by 25x by 2030[(2)]

Market Leader with Best in Class Technology

- 900+ systems operating or contracted with Stem's Athena software[(3)]
- 75% market share in CA BTM storage market, largest in the US[(2)]
- First mover AI platform that operates with 40+ utilities, 5 grid operators and over 16MM runtime hours

Balance Sheet Positioned to Capitalize on Growth

- Ready to deploy net cash balance of ~$525m to target and fund high growth markets
- Transaction fully finances all forecasted growth

Highly Visible Growth

- Recurring revenue streams provide strong financial position to accelerate growth
- Revenues projected to grow at ~51% CAGR from 2021 to 2026

(1) Bloomberg New Energy Finance. (2) Wood Mackenzie. (3) As of 31-Oct-2020.

stem Stem Introduction

Confidential 9




athena™
powered by stem



Hardware + Network Integration

- ✓ Tier 1 standard hardware solutions

Software

- ✓ Battery optimization via Athena AI

Market Participation

- ✓ Upside sharing through sales into energy markets

Smart Energy Storage Drives The Grid Transformation

- Lowers Energy Costs
- Stabilizes the Grid
- Reduces Carbon Emissions
- Solves Intermittency
- Creates VPPs and Storage Networks

Stem operates the world’s largest network of energy storage systems As cumulative installs grow, Athena becomes more intelligent, creating more value and a larger moat

Global Commitment to Decarbonization FERC 841 / FERC 2222 Confidential11 With the world committed to decarbonization, Stem is well positioned to capture this tailwind. Paris Accord California mandates zero non-EV passenger vehicle sales by 2035 NY, MA, VA set multi-GW energy storage targets Japan net zero emissions pledge REGULATORS UTILITIES & ASSET OWNERS CORPORATES Source: Company filings, EEI, S&P Global Market Intelligence.

H I S T O R I C A L P O W E R S E C T O R

stem

The Grid is Being Transformed, Decentralized and Democratized

Confidential 13

More distributed

Power used to be all bulk centralized generation…now it is distributed and islanded to enhance reliability & resilience – requiring new solutions and business models

More complex

Power used to flow in one direction… now it flows bi-directionally – requiring new coordination and optimization systems

More dynamic

Power used to be predictable and controllable…now it is generated from a multitude of intermittent assets – requiring intelligent, adaptable 24/7 management


Intermittent Generation
Generation
Distributed Generation
Substation
STEM
End Consumers
Transmission

STEM AI POWER SECTOR

Source: McKinsey.

Renewables Lowest Cost Generation $ 400 Battery Hardware Rapid Cost Reductions $300 Storage Market 25x Growth Market Opportunity (2) 200 (1) 800 Levelized Cost of Energy ($/kW) $260 $280 $246 160 164 Cumulative Capacity GWh $ 200 $ 100 200920112013201520172019 $220 BESS hardware cost (US$/kWh) $140 $100 $210 $171 $145 $129 $117 Capacity GWh 80 40 0 611 101 62 40 30 400 200 0 201020122014201620182020 2018202020222024202620282030 2018 2020 2022 2024 2026 2028 2030 Nuclear Coal CCGT Wind Solar PV United StatesRest of WorldCumulative Capacity Source: Bloomberg New Energy Finance, Wood Mackenzie, Lazard LCOE. Note: BESS includes battery rack, PCS, balance of system, energy management system and transformer costs. (1) Wood Mackenzie. (2) Bloomberg New Energy Finance. (3) Includes all FTM, non-residential and residential storage.

Stem is a Market Leader with Significant Scale and Visible Growth Confidential15 Stem is a Leader in Deployments Worldwide(1) One of the Top Systems Integrators by Disclosed Commissioned Projects 2014-3Q20 Stem, Inc 0100200300400500600700 1 Tesla, Inc Hyundai Electric Fluence Energy Nidec Corp1 NEC Corp Mitsubishi Electric Stem’s Total Pipeline Growth 125% Pipeline Growth Since Q3 2019 +125% $2.7B $1.2B $800MM 2.5 $ BILLIONS 1.5 1.0 0.5 0 900+ systems operating or contracted (~1 GWh)(2) Systems operating in 75 jurisdictions 200+ cities 75% BTM market share in California, largest storage market in the US(3) ` $145MM bookings in 2020E ~4.5x revenue growth in Q3 2018 Note: Includes only lithium ion providers. Q3 2019Q3 2020 2021E Confidential s of 31-Oct-2020. (3) Wood Mackenzie.

stem Stem's Athena AI Platform is Built On 3 Generations and >10 Years of Data + Experience Confidential 16



ATHENA CUMULATIVE RUNTIME HOURS
20M
16M
12M
8M
4M
0M
900+ sites & ~1 GWh in operation & contracted(1)
400+ sites & 100 MWh in operation
100+ sites in operation
2014
2015
2016
2017
2018
2019
2020

Gen 1

2009 – 2015 **5+ years inventing the market**

- **First** to market with C&I storage
- **First** Hawaii Electric VPP
- **First** California ISO wholesale market participation

Gen 2

2016 – 2018 **2+ years commercial growth**

- **First** storage VPP for California Resource Adequacy & distribution deferral
- **First** municipal storage VPP with Austin Energy
- **First** C&I storage in Arizona
- **First** storage VPP in Japan

Gen 3

2019 – 2020 **2+ years accelerating growth**

- **First Stem as a service** contract via SK SUSI RFP award
- Serving **40 utilities** & markets
- Delivering multiple value streams in **Ontario** market
- **Partnering with solar IPP** & energy market
- Supplying **backup power**
- **>20,000** market dispatches/year

Source: Stem. (1) As of 31-Oct-2020.

24 PATENTS GRANTED COVERING STEM’S SOFTWARE AND STORAGE DATA INTEGRATION WeatherPricesMarketsGrid

Stem’s Customer Services Stem offers more value streams in more markets with more asset types AI-Driven Athena platform facilitates monetization of 11 out of 13 identified energy storage value streams ITC & PV Self-Consumption (ITC) Demand Charge Reduction (DCM) Time-of-Use Bill Management Distribution Deferral Backup Power Energy Arbitrage (EA) Spin / Non-Spin Reserve Frequency Regulation Voltage Support Black Start Resource Adequacy Stem’s Virtual Power Plant & FTM Services Services that Stem is currently offering Transmission Deferral Transmission Congestion Relief Source: Rocky Mountain Institute.

40,000 30,000 20,000 AGGREGATE SYSTEM POWER - KW 0 -10,000 -20,000 -30,000 -40,000 -50,000 CHARGING FROM GRID DISCHARGING TO GRID Its Electric Grid Under Strain, California Turns to Batteries New York Times “On Friday, Aug. 14, the first day California ordered rolling blackouts, Stem, an energy company based in the San Francisco Bay Area, delivered 50 megawatts — enough to power 20,000 homes — from batteries it had installed at businesses, local governments and other customers. ” SK SUSI select Stem Competitive RFP in 2020 to select software provider for 345 MWh 25 Tier 1 commercial and municipal customers in Los Angeles and Southern California Edison service territory Stem beat 10 bidders, including energy services firms, based on Athena’s advanced AI capability, demonstrated record of success and world-class management team as key differentiators -60,000 09:0012:0015:0018:0021:0000:0003:0006:0009:0012:00

BEHIND THE METER “BTM” COMMERCIAL & INDUSTRIAL Reducing Consumer Energy Bill Athena AI optimizes time-of-use and demand charges, resulting in 10% - 30% monthly electricity bill reductions Corporate ESG Objectives 35% of Fortune 500 have committed to carbon neutrality(1) 2,500 2,000 1,500 1,000 kW 0 (500) (1,000) (1,500) Discharging when prices are high Charging when prices low 09:30 13:00 16:30 20:00 23:30 03:00 06:30 10:00 13:30 17:00 Time of Day (2) BatteryFacilityGrid Sees FRONT OF THE METER “FTM” UTILITIES, IPPS, DEVELOPERS Increasing Asset Returns Athena AI enables solar generation time-shifting and participation in ancillary revenue streams, resulting in 10% - 30% unlevered IRRs 2,000 1,000 0 kW (2,000) Charging when prices low Discharging when prices are high Supports Grid Stability Athena AI reduces volatility and supports local grid capacity needs (3,000) (4,000) (5,000) 09:30 12:00 14:30 17:00 19:30 22:00 00:30 03:00 05:30 08:00 Time of Day Source: Stem (2) BatterySolar GenerationGrid Sees (1) Natural Capital Partners. (2) In the top chart, Grid Sees is the net power draw from the grid after the activity of the battery; In the bottom chart, Grid Sees is the net delivery to the grid including the activity of the battery.

Direct sales Drives demand and “spec in” Stem solutions into enterprise procurement solicitations Sales channel partners Sells into commercial customers Distributors Reach broad based solar, electrical, building automation, HVAC market Large renewable project developers Drive demand within project developer and financing ecosystem Deep relationships across the Fortune 500 500+ sales executives across EPC / developer channels with Stem University Distributor relationships cover entire US market Consistently delivering differentiated returns to renewable asset managers

Net Cash Available for Growth Balance Sheet Strength Supports credit requirements to convert large projects in pipeline Athena Expansion & Tech Acquisitions Product development to further extend Athena AI leadership position and accelerate roadmap ~$525MM Supply Chain Savings Joint Venture Opportunities Debt on Balance Sheet $0(1) Capital to further reduce cost structure with OEMs Geographic Expansion Expansion into rapidly growing international markets with new and existing partners Capture enhanced economics ro forma for transaction.

Seasoned leadership team with 150+ years of experience in the software and energy space Leadership experience at technology, energy, and industrial companies 145 employees 1. John Carrington (Stem) 5. TBD (Stem Designee) 2. Anil Tammineedi (Stem) 6. TBD (Stem Designee) 3. David Buzby (Stem) 7. TBD (Star Peak Designee) 4. Mike Morgan (Star Peak) Source: Stem.

Confidential Section 2 Financial Forecast

stem Hardware Deliveries Drive Strong Recurring Software Cash Flows Confidential 25




athena™
powered by stem



Hardware + Network Integration

Total Deliveries (kWh)
(x) Project Hardware ASP ($kWh)
= Total Hardware Revenues

~10-30%
Hardware Gross Margin

- ✓ Upfront payment for initial purchase
- ✓ Hardware agnostic platform
- ✓ Turnkey approach with focus on customer value

Software

Total AUM (kWh)
(x) Software Subscription ($/kWh/month)
= Total Software (Recurring) Revenues

~80%
Software Gross Margin

- ✓ Recurring SaaS model
- ✓ 100% attach rate secured by 10-20 year contracts with monthly recurring cash flow
- ✓ Revenue recognized ratably during life of the contract
- ✓ Additional upsell revenue from Athena applications

Market Participation

Total AUM (kWh)
(x) Stem's Market Participation Revenues ($/kWh)
= Total Software (Variable) Revenues

~80%
Market Participation Gross Margin

- ✓ Revenues from differentiated Athena capabilities and VPPs
- ✓ Secured by 3-20 year contracts
- ✓ Revenue recognized when realized
- ✓ Significant long term value

Source: Stem.

stem Revenue Contribution Case Study Confidential 26

Illustrative project revenue contribution

Case Study

- Front of the Meter, New York Market
- Hardware + Software
- 5 MW / 20 MWh Standalone Storage Solution
- ~$10MM customer lifetime value





10%
30%
60%
Variable
Recurring
Upfront
Delivery
Year 1-20
Total Revenue
Hardware + Network
Software Revenue(1)
Market Participation(2)

Source: Stem.
Note: Values estimated based on historical experience and consultant forecasts. (1) Average of $0.84 / kWh per month (Year 1-20) starting at $0.39 / kWh per month with annual escalator. (2) Average of $0.33 / kWh per month (Year 1-20).

Business scales with accelerating storage adoption Bookings & Deliveries(1) (MWh) Bookings & Revenues ($MM) 8,000 6,000 5,593 7,183 5,965 $1,200 $900 Software and market participation growth driven by recurring software revenue streams and expanding $ 848 $ 1,159 $ 1,167 $ 974 $ 944 4,000 3,195 4,260 3,472 4,577 $600 market participation $ 342 $ 721 $ 526 $ 748 2,000 615 1,360 2,031 $300 $ 76 $ 88 $ 145 $ 198 $ 147 $ 315 129197 649281 0 708 332 $ 7$ 17 $0 $ 33 2018A2019A2020E2021E2022E2023E2024E2025E2026E 2018A2019A2020E2021E2022E2023E2024E2025E2026E BookingsDeliveries BookingsHardware RevenueSoftware RevenueMarket Participation Revenue Source: Stem. Note: Bookings represent value of executed customer contracts excluding Market Participation revenue. Stem total revenue calculation assumes recognition of all contracted backlog at system delivery and ratable recognition of software services over the contractual period; Hardware revenue assumes all contracted backlog recognized at system delivery; Software revenue includes SaaS Fees, revenue within the period from systems on balance sheet and O&M. (1) Excludes ~350MW of deliveries and bookings from Q32020 SK SUSI contract and excludes software bookings and deliveries.

Bookings underpin significant visibility of 2021 $ 400 $ 300 $ 200 $ 100 $ 0 $ 130 $ 241 ~88% from executed contracts >14x coverage on remaining 12% of revenue target $ 147 Current Contracted Backlog 140 Projects in Process 43 Customers 2.5 MWh Average System Size Contracted RevenueNear-term Pipeline Revenue2021E Revenue All figures above as of end of October 2020 Source: Stem.

Robust revenue growth by customer type and segment By Customer Type ($MM)By Segment ($MM) By Software Type ($MM) $1,500 $1,200 $900 $600 $300 $0 $33 $147 $315 $526 $748 $944 $1,167 $1,500 $1,200 $900 $600 $300 $0 $ 33 $ 147 $ 315 $ 526 $ 748 $ 944 $ 1,167 $300 $225 $150 $75 $0 Market participation revenue expands to ~28% of total software revenue by 2026, providing significant long term value $144 $83 $44 $14$17$24 $241 Market Participation Revenue Software RevenueSoftware RevenueMarket Participation Revenue Hardware Revenue 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2020E 2021E 2022E 2023E 2024E 2025E 2026E FTMBTM Hardware RevenueSoftware RevenueMarket Participation Revenue Source: Stem. Note: Stem total revenue calculation assumes recognition of all contracted backlog at system delivery and ratable recognition of software services over the contractual period; Hardware revenue assumes all contracted backlog recognized at system delivery; Software revenue includes SaaS Fees, revenue within the period from systems on balance sheet and O&M.

Gross margin expands with increasing scale and software growth Pro Forma Gross Profit by Type ($MM)(1) $600 $ 483 Gross Margins Driven by Increasing Software Margin(2) 60% $450 $300 As Stem’s AUM grows, software becomes material portion of gross profit $ 169 $ 264 $ 360 45% 30% 18%18% 16% 26% 32% 38% 35% 41% $150 $0 $ 4$ 24 $ 82 15% 12 % Hardware Gross Margin 2020E2021E2022E2023E2024E2025E2026E Hardware Gross ProfitSoftware Gross Profit 0% 2018A2019A2020E2021E2022E2023E2024E2025E2026E Blended Gross Margin Source: Stem. tem total gross profit calculation assumes recognition of all contracted backlog at system delivery and ratable recognition of software services over the contractual period; Hardware gross profit assumes all contracted backlog recognized at system delivery; Software gross profit includes SaaS Fees, gross profit within the period from systems on balance sheet, O&M and ongoing Market Participation gross profits. (2) Historical gross margin adjusted for non-recurring and non-system related items.

(1) Stem delivers consistent growth and improving margins ~88% of Forecasted 2021 Revenues From Executed Contracts Source: Stem. Note: Stem’s fiscal year is 31-Dec. (1) Pro Forma Gross Profit adjusted for non-recurring, non-system related items and amortization related with product development (IDS) costs.

stem
Confidential 32

Detailed transaction overview

Transaction Highlights

Cash Sources	• Star Peak has ~$383MM in cash held in the trust account • PIPE size of $225MM
Valuation	• Attractive entry multiple relative to clean energy peer group
Capital Structure	• ~$525MM net cash to balance sheet (assuming no redemptions) to fund growth

Pro Forma Ownership at $10.00 / Share[1]


Stem Management Shareholders[2] 4.6%
Star Peak Public Shareholders 28.3%
Stem Shareholders[2] 43.4%
PIPE Shareholders 16.6%
Star Peak Sponsor 7.1%

Sources and Uses

Sources	$MM	%	Uses	$MM	%
Committed Equity PIPE	225	17.9%	Stock to Stem Shareholders	650	51.7%
Star Peak Trust	383	30.4%	Estimated Fees and Expenses	51	4.1%
Stem Shareholder Equity Rollover	650	51.7%	Estimated Repayment of Debt[3]	45	3.6%
			Cash to Stem Balance Sheet	512	40.7%
Total Sources	**$ 1,258**		**Total Uses**	**$ 1,258**	

Pro Forma Valuation

Pro Forma Shares Outstanding	135.4
Share Price	$10.00
Stem Equity Value	$1,354
Pro Forma 3Q20 Net Debt (Cash)	(525)
Stem Enterprise Value	$829

Pro Forma Ownership

Ownership Breakdown	Shares (MM)	%
Stem Shareholders[4]	65.0	48.0%
Star Peak Public Shareholders	38.3	28.3%
Star Peak Sponsor	9.6	7.1%
PIPE Shareholders	22.5	16.6%
Equity Ownership	**135.4**	**100.0%**

Source: Stem, Star Peak.
(1) Pro forma ownership structure based on PIPE of $225MM, assuming no redemptions. Excludes Star Peak warrants. (2) Stem shareholdings includes common and preferred equity as well as warrants and equity which may be net settled at the transaction date. (3) $45MM debt pay down reflects repayment of all outstanding indebtedness at closing (inclusive of make whole). (4) Equity value to Stem's existing shareholders is calculated as $650MM at $10.00 share price.

Public comparable universe Solar Technology Solutions Distributed Solar Sustainable Infrastructure Diversified Energy Tech Stem Peers Relevance to Stem Robust upfront cash generation Serves similar end markets Diversified long-term contracted cash flows Increasing BTM storage attachment rates Upfront equipment margins augmented by recurring cash flows Emphasis on FTM and BTM energy storage business ESG-friendly High growth supported by large TAM Strong fundamental tailwinds Scarcity premium

Operational benchmarking CY 2021E Financials ~ 350% 115% 67% 14% 63%22%31%26%53%29%47%46% Median: 31% Revenue Growth (2) Gross Margin 16% 32% 22% 38%33% 60% 18% 27%27% 31% 22% Median: 27% 2021E2022E2023E EBITDA Margin 2021E2022E2023E 17%26% 19% 80% 9% (1) 12% NM (2) NM (2) 19% Median: 18% Solar Technology Solutions Distributed SolarSustainable InfrastructureDiversified Energy Tech Source: Stem, Bloomberg, CapIQ, IBES consensus estimates, analyst estimates and company disclosures; market data as of 01-Dec-2020. (1) Sunnova EBITDA adjusted to include loan business income (principal and interest). (2) Chargepoint forward-looking metrics based on management estimates.

Valuation benchmarking (1) CY 2021E EV / Revenue 41.9 x 2021E 2022E 2.6 x x x 13.5 x8.1 x 27.7 x 3.0 x 11.8 x 5.2 x 14.3 x 5.6 x x EV / Revenue 2024E 1.6 x 1.1 x (2)(3)(1) CY 2022E EV / Revenue 24.0 x 20.4 x 2025E 0.9 x 4.9 x 10.7 x6.7 x 2.6 x 10.7 x 4.2 x 11.7 x 2.6 x (4) Median: 10.7 x 2026E 0.7 x (2)(3)(1) Solar Technology Solutions Distributed SolarSustainable InfrastructureDiversified Energy Tech Source: Stem, Bloomberg, CapIQ, IBES consensus estimates, analyst estimates and company disclosures; market data as of 01-Dec-2020. (1) Based on Stem enterprise value of $829MM. (2) Array enterprise value calculated using pro forma debt and cash figures from S-1 (as of 13-Oct-2020). (3) Based on Chargepoint EV of ~$8.3B; forward-looking metrics based on management estimates. (4) Median calculation excludes Stem.

Valuation benchmarking (cont’d) (1) CY 2021E EV / EBITDA 75.1 x 2021ENM 33.1 x 52.1 x 42.9 x34.7 x33.6 x 43.9 x 2022E EV / EBITDA 2024E 2025E 2026E 7.3 x 4.1 x 2.8 x 2.0 x 29.1 x (2) CY 2022E EV / EBITDA 40.0 x33.9 x 29.0 x (2) NM (3) 23.9 x22.6 x NM (3) 27.4 x NMNM (4)(1) 60.3 x 29.1 x NM (4)(1) (5) Median: 42.9 x (5) Median: 29.0 x Solar Technology Solutions Distributed SolarSustainable InfrastructureDiversified Energy Tech Source: Stem, Bloomberg, CapIQ, IBES consensus estimates, analyst estimates and company disclosures; market data as of 01-Dec-2020. (1) Based on Stem enterprise value of $829MM. (2) Array enterprise value calculated using pro forma debt and cash figures from S-1 (as of 13-Oct-2020). (3) Sunnova EBITDA adjusted to include loan business income (principal and interest). (4) Based on Chargepoint EV of ~$8.3B; forward-looking metrics based on management estimates. (5) Median calculation excludes Stem.

Stem has significant upside potential Enterprise Value ($MM) Post-Money $2,836 185% Midpoint Premium $ 829 $1,891 Enterprise Value 6.0x – 9.0x 2022E Revenue Source: Stem.

Investment thesis Confidential Large Addressable Market and Strong Macro Tailwinds Exposure to Energy Transition and ESG

Appendix A Supplemental Information

Source: Stem.

Stem has a proven track record of helping owners maximize the value of their assets, driving higher revenue FTM US Energy Storage Outlook (MWh) 30,000 25,000 20,000 17,10717,219 21,006 26,533 and ROI 15,000 14,107 Overview of Front of the Meter Market 10,000 9,679 Utilities, IPPs and other asset owners Typically 20 year software contracts System spec size of 27MWh and $10MM Wholesale market participation 5,000 0 2,381 2020202120222023202420252026 All OthersCaliforniaArizonaHawaiiNew YorkMassachusettsPJM (excl. NJ)Texas Source: EEI, Wood Mackenzie.

Stem delivers lower net bill and clean power to C&I customers BTM US Energy Storage Outlook (MWh) 3,500 3,000 3,043 Overview of Behind the Meter Market Commercial, industrial and corporate customers Typically 10 year software contracts System spec size of 2.2MWh and $1MM Wholesale market participation 2,500 2,000 1,500 1,3361,252 1,761 2,238 1,000 500 292 593 0 2020202120222023202420252026 CaliforniaNew YorkAll OthersMassachusettsPJM (excl. NJ)ArizonaHawaiiTexas Source: EEI, Wood Mackenzie.

Transaction capital will fuel growth into international markets with expanding TAM Worldwide Energy Storage Outlook (Ex-US) (MWh) 30,000 25,000 21,233 26,630 Overview of International TAM System cost declines and demand for renewable energy have led to increasing system durations and MWh capacities 254 GW of capacity expected to be deployed around the world over the next decade APAC expected to drive 70% of global demand growth through 2030 Policy tailwinds spurs growth in EMEARC markets 20,000 15,000 10,000 5,000 0 7,881 13,040 16,979 18,195 2020202120222023202420252026 Source: EEI, Wood Mackenzie.

Global energy storage growth remains robust long-term Overview of Global Growth Trends All major global markets forecasted at double digit storage growth rates over the decade US and China lead energy storage growth with Global Energy Storage Outlook (GWh) 200 180 160 140 Capacity (GWh) 100 80 6048 40 101 79 62 128 164 800 700 Cumulative Capacity (GWh) 500 400 300 200 respective CAGRs of ~45% and ~41% respectively through 2030 Regulatory environment in Japan spur residential storage market with renewable growth spurring FTM storage to yield ~19% CAGR through 2030 37 4030 22 206511 0 100 0 Lack of market rules, policies, and incentives for storage markets stifle growth in Latin America 2018201920202021202220232024202520262027202820292030 United StatesChinaJapan EMEARest of APACRest of World Cumulative Capacity (1) Source: EEI, Wood Mackenzie. (1) Includes all FTM, non-residential and residential storage.

GAAP Income Statement ($000s) Year Ended December 31, 2019 Source: Stem financials.

GAAP Balance Sheet ($000s) Year Ended December 31, 2019 Assets Current assets: Source: Stem financials.

GAAP Balance Sheet (Cont’d) ($000s) Liabilities and Total Equity Current liabilities: Year Ended December 31, 2019 Common stock, $0.000001 par value, 386,728,323 shares authorized as of December 31, 2019; 9,392,682 shares issued and outstanding as of December 31, 2019 0 Additional paid-in capital 3,024 Accumulated other comprehensive income 54 Accumulated deficit (275,813) Total equity (272,735) Total Liabilities and Total Equity $ 188,454 Source: Stem financials.

GAAP Cash Flow Statement ($000s) Year Ended December 31, 2019 Cash flows from operating activities: Cash flows from investing activities: Net cash used in investing activities$(54,237) Cash flows from financing activities: Net cash provided by financing activities$ 67,201 Effect of exchange rate changes on cash and cash equivalents(170) Net increase (decrease) in cash and cash equivalents(9,005) Cash and cash equivalents - beginning of year$ 21,894 Cash and cash equivalents - end of year$ 12,889 Source: Stem financials.